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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    KNOWN ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints Myles M. Kranzler and Edward J. Klinsport, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead in any and all capacities, to sign the Registration Statement on Form S-3 of Base Ten Systems, Inc. and any amendments thereto, and to file same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue thereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of June, 1996.

                                                 /s/ ALEXANDER M. ADELSON

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                                                   Alexander M. Adelson

                                                    /s/ BRUCE D. COWEN

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                                                      Bruce D. Cowen

                                                  /s/ ALAN J. EISENBERG

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                                                    Alan J. Eisenberg

                                                  /s/ MYLES M. KRANZLER

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                                                    Myles M. Kranzler

                                                 /s/ EDWARD J. KLINSPORT

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                                                   Edward J. Klinsport

                                                    /s/ ALAN S. POOLE

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                                                      Alan S. Poole

                                                  /s/ SUSAN M. KLINSPORT

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                                                    Susan M. Klinsport